PUTNAM TAX EXEMPT INCOME FUND
               Prospectus Supplement dated December 4, 1995
                   to Prospectus dated February 1, 1995


James E. Erickson, Managing Director of Putnam Investment Management, Inc. ("Putnam Management") and Vice President of the Fund and Triet M. Nguyen, Senior Vice President of Putnam Management and Vice President of the Fund, have had primary responsibility for the day-to-day management of the Fund's portfolio since December, 1995 and July, 1995, respectively. Mr. Erickson and Mr. Nguyen have been employed by Putnam Management since 1978 and 1985, respectively.


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Effective December 1, 1995, any applicable contingent deferred sales charge will be waived on redemptions of shares following the death or post-purchase disability of a settlor of a living trust account. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC.

      12/95